UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 24, 2014 (June 24, 2014)

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ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Fitzwilliam Square, Dublin 2 Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-669-6634
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On June 24, 2014, Endo International plc issued a press release announcing that its Generics International (US), Inc. subsidiary (d/b/a “Qualitest Pharmaceuticals”) signed an agreement to purchase all of the issued and outstanding shares of capital stock and other equity interests of DAVA Pharmaceuticals, Inc. ("DAVA"). DAVA is a privately-held company specializing in marketed, pre-launch and pipeline generic pharmaceuticals, headquartered in Fort Lee, New Jersey.
A copy of the press release announcing the acquisition is furnished as Exhibit 99.1. This press release references DAVA's Adjusted EBITDA, a financial measure that is not in conformity with accounting principles generally accepted in the United States. We refer to such measures as non-GAAP financial measures. DAVA's Adjusted EBITDA is based on DAVA's unaudited interim financial statements, and is calculated as net income before interest, taxes, depreciation, amortization and other adjustments, including the impact of certain price adjustments, executive compensation and consulting expenses. Adjusted EBITDA is not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by the Registrant or other companies. We have presented DAVA's Adjusted EBITDA because we believe it is useful in making operating decisions and provides meaningful supplemental information regarding DAVA's operational performance. For instance, we believe references to Adjusted EBITDA facilitate internal comparisons to competitors’ results. We believe Adjusted EBITDA is useful to investors in allowing for greater transparency related to supplemental information used in our financial and operational decision-making. Investors are encouraged to review the reconciliation of DAVA's Adjusted EBITDA to DAVA's net income in Exhibit 99.1.
The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and in Exhibit 99.1 shall not be incorporated into any registration statement or other document filed with the U.S. Securities and Exchange Commission by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Company Secretary
Dated: June 24, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release